SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) is dated as of February 14, 2014 and is entered into between Education Realty Operating Partnership, LP and various subsidiaries thereof (collectively referred to as “Borrower”), the Lenders, and KeyBank, National Association, as Administrative Agent on behalf of itself and the Lenders.
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of January 14, 2013, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of October 24, 2013 (collectively, the “Credit Agreement”), where the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders have agreed to so amend the terms and conditions of the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms and Conditions of Credit Agreement. Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.
2.    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the Second Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties of such Credit Party set forth in the Credit Agreement or in any other Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which event they were true and correct as of such earlier date.
3.    Ratification of Loan Documents and Guaranties. The Credit Agreement, as hereby amended, and each other Loan Document, are hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Each Guarantor hereby acknowledges, confirms and agrees that its “Obligations” as a Guarantor under, and as defined in, the applicable Guaranty to which it is a party include, without limitation, all Obligations of the Credit Parties at any time and from time to time outstanding under the Credit Agreement, as amended hereby, and each other Loan Document.
4.    Joinder. Upon the execution hereof, East Edge Tuscaloosa LLC and EDR Syracuse Campus West LLC each hereby (a) become a party to the Loan Documents as a Borrower thereunder with the same force and effect as if originally named therein as a Borrower and, without limiting the generality of the foregoing, hereby irrevocably, absolutely, and unconditionally assume and agree to timely and faithfully pay and perform all of the obligations of the Borrower under the Loan Documents, and (b) represent and warrant that each of the representations and warranties contained in Article III of the Credit Agreement are also made by it and are true and correct in all material respects on and as the date hereof (after giving effect to this Amendment) as if made on and as of such date.
5.    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof:
a.    Article 1 of the Credit Agreement is hereby amended as follows:
i.    the definition of “EBITDA” is hereby amended by deleting subsection (a) thereof and replacing with the following:
“(a) net income (including deferred fee revenue and interest income associated with third party development efforts that have commenced), plus”
ii.    the definition of “Total Additional Unsecured Debt Ratio” is hereby deleted in its entirety and shall be replaced by the following:
“Total Additional Unsecured Debt Ratio” shall mean the ratio (expressed as a percentage) of (a) the Unsecured Debt (excluding the Loans, the LC Exposure and the Term Facility Amount) of the Consolidated Group to (b) Total Asset Value.
iii.    by adding the following new definitions in appropriate alphabetical order:
“Second Amendment Effective Date” means February 14, 2014.
“Term Facility” means, that certain Credit Agreement dated January 13, 2014 entered into between PNC Bank, National Association, as administrative agent, the various lenders party thereto, and the Borrower, as may be amended from time to time.
“Term Facility Amount” means, from time to time, the aggregate amounts outstanding under the Term Facility.
b.    Section 2.06(a) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Boston, Massachusetts time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.”
c.    Section 2.19(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“(b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, or if a Lender does not vote in favor of any amendment, modification, or waiver to this Agreement or any other Loan Document which requires the vote of such Lender, and the Required Lenders shall have voted in favor of such amendment, modification, or waiver, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to, and upon such demand the affected Lender shall promptly, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.”
d.    Section 6.09 of the Credit Agreement is hereby amended by inserting the following text at the end of such Section:
“Notwithstanding anything herein to the contrary, the provisions of this Agreement (including, without limitation under this Section 6.09) shall not prohibit the use by Borrower, any Guarantor, or any Subsidiary of Acceptable Unencumbered Properties as a borrowing base for other Unsecured Debt.”
e.    Section 6.10 of the Credit Agreement is hereby amended by deleting subsection (a) thereof and replacing with the following:
“(a) Indebtedness under this Agreement or the Term Facility;”
f.    Section 9.04(c) of the Credit Agreement is hereby amended by inserting the following text at the end of such Section:
“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, except in the case of a Participant asserting any right of set-off pursuant to Section 9.08, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person (other than Borrower) except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or except, upon request of Borrower, the Lender shall provide to Borrower the identity of such participant and the amount of its participation. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”
g.    Schedule 3.15 to the Credit Agreement is hereby restated in its entirety as set forth in Annex A hereto;
h.    Schedule 5.12 to the Credit Agreement is hereby restated in its entirety as set forth in Annex B hereto.
6.    Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 9.02 of the Credit Agreement by, the Administrative Agent and the Lenders:
a.    This Amendment shall have been duly executed and delivered by the Borrower, the Guarantor, and the Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.
b.    The Administrative Agent shall have received a copy of all organization consents and resolutions on the part of each Credit Party necessary for the valid execution, delivery and performance by such Credit Party of this Amendment.
c.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
d.    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
7.    Loan Document. This Amendment shall constitute a Loan Document for all purposes.
8.    Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Administrative Agent and each Lender and their respective successors and assigns.
9.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.
10.    Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
11.    Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.
12.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR TALLAHASSEE I, LLC, a Delaware limited liability company

By: Education Realty Trust, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR OXFORD, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Lawrence LLC, a Delaware limited liability company, its general partner

By: EDR Lawrence, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR TALLAHASSEE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tallahassee, LLC, a Delaware limited liability company, its general partner

By: EDR Tallahassee, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR TAMPA LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tampa, LLC, a Delaware limited liability company, its general partner

By: EDR Tampa, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR CHARLOTTESVILLE LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CHARLOTTESVILLE JEFFERSON LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CHARLOTTESVILLE WERTLAND LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR BERKELEY LP, a Delaware limited partnership

By: EDR Berkeley LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc. a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR ORLANDO LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Orlando LLC, a Delaware limited liability company, its general partner

By: EDR Orlando, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR GAINESVILLE LIMITED PARTNERSHIP, a Florida limited partnership

By: EDR Gainesville GP, LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CARBONDALE, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

DISTRICT ON 5TH TUCSON AZ LLC,
a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

CV EAST LANSING MI LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

PROVINCE KENT OH LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

THE PROVINCE GREENVILLE NC LP, a Delaware limited partnership

By: The Province Greenville NC GP LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

UNIVERSITY VILLAGE TOWERS LP, a Delaware limited partnership

By: University Village Towers LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

3949 LINDELL LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR LEXINGTON I, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

RETREAT AT STATE COLLEGE, LLC, a Georgia limited liability company

By: State College Housing LLC, a Delaware limited liability company, its sole member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

COTTAGES W. LAFAYETTE IN LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR AUSTIN LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR SYRACUSE, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

CARROLLTON PLACE, LLC, a Georgia limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR STATESBORO, LLC, a Delaware limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR SYRACUSE CAMPUS WEST LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EAST EDGE TUSCALOOSA LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

GUARANTOR:

EDUCATION REALTY TRUST, INC.

By:    /s/ Randall H. Brown
Randall H. Brown, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

KEYBANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent,

By:    /s/ Gregory W. Lane
Gregory W. Lane
Vice President

REGIONS BANK

By:    /s/ Vincent Hughes
Name:    Vincent Hughes

Title:	Vice President Real Estate Corporate Banking

Address:
1900 5th Avenue North, 15th Floor
Birmingham, Alabama 35203
Attention: Lee Surtees, Director
Telephone No.: (205) 264-4860
Telecopy No.: (205) 264-5456

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Andrew T. White
Name:    Andrew T. White
Title:    Senior Vice President

Address:
1600 Market Street, 30th Floor
Philadelphia, Pennsylvania 19103
Attention:    Andrew T. White,
Senior Vice President
Telephone No.: (215) 585-6123
Telecopy No.: (215) 585-5806

ROYAL BANK OF CANADA

By:    /s/ Brian Gross
Name:    Brian Gross
Title:    Authorized Signatory

Address:
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098
Attention:    Brian Gross
Telephone No.: (212) 266-4047
Telecopy No.: (212) 428-6460

BANK OF AMERICA, N.A. By: /s/ Asad A. Rafiq Name: Asad A. Rafiq Title: Vice President
Address: 135 S. LaSalle Street Mail Code: IL4-135-06-11 Chicago, Illinois 60603 Attention: Asad A. Rafiq Vice President Telephone No.: (312) 828-4416 Telecopy No.: (312) 992-9767

U.S. BANK NATIONAL ASSOCIATION By: /s/ Lori Y. Jensen Name: Lori Y. Jensen Title: Vice President
Address: 1100 Abernathy Road, N.E., Suite 1250 Atlanta, GA 30328 Attention: Lori Y. Jensen Vice President Telephone No.: (770) 512-3118 Telecopy No.: (770) 512-3130

FIRST TENNESSEE BANK, N.A. By: /s/ Elizabeth H. Vaughn Name: Elizabeth H. Vaughn Title: Senior Vice President
Address: 165 Madison Avenue, 10th Floor Memphis, TN 38103 Attention: Elizabeth H. Vaughn Senior Vice President Telephone No.: (901) 523-4105 Telecopy No.: (901) 523-4032

METROPOLITAN BANK By: /s/ Joelle Rogin Name: Joelle Rogin Title: Senior Vice President
Address: 1661 Aaron Brenner Drive, Suite 100 Memphis, TN 38120 Attention: Joelle Rogin Senior Vice President Telephone No.: (901) 969-8004 Telecopy No.: (901) 969-8100

FIFTH THIRD BANK, an Ohio banking corporation By: /s/ Michael P. Perillo Name: Michael P. Perillo Title: Officer
Address: 222 S. Riverside Plaza Chicago, IL 60606 Attention: Michael P. Perillo Officer Telephone No.: (312) 704-6829 Telecopy No.: (312) 704-7364

JPMORGAN CHASE BANK, N.A. By: /s/ Rita Lai Blumberg Name: Rita Lai Blumberg Title: Authorized Officer
Address: 270 Park Ave., Floor 45 New York, NY 10017 Attention: Rita Lai Blumberg Authorized Officer Telephone No.: (212) 270-6254 Telecopy No.: (646) 534-6301

ANNEX A

SCHEDULE 3.15
LIST OF SUBSIDIARIES

28th and Aurora at Boulder LLC	EDR Phoenix, LLC
3949 Lindell, LLC	EDR Riverside, LLC (Inactive)
Anderson Road Lafayette LLC	EDR State College Limited Partnership
Anderson Road Oxford LLC	EDR State College, Inc.
AOD/Raleigh Residence Hall, LLC	EDR State College, LLC
Blacksburg VA Housing LLC	EDR Statesboro, LLC
Cape Place (DE), LLC	EDR Stillwater Limited Partnership
Carrollton Place, LLC	EDR Stillwater, Inc.
Centre Lubbock TX LLC	EDR Stillwater, LLC
Chapel Hill Durham NC GP LLC	EDR Storrs LLC
Chapel Hill Durham NC LP	EDR Storrs IC LLC
Cottages W. Lafayette IN LLC	EDR Syracuse Campus West LLC
CV East Lansing MI LLC	EDR Syracuse, LLC
District on 5th Tucson AZ LLC	EDR Tallahassee I, LLC
EDR Athens I, LLC	EDR Tallahassee Limited Partnership
EDR Auburn, LLC	EDR Tallahassee, Inc.
EDR Austin LLC	EDR Tallahassee, LLC
EDR Berkeley LLC	EDR Tampa Limited Partnership
EDR Berkeley LP	EDR Tampa, Inc.
EDR C Station, LLC (inactive)	EDR Tampa, LLC
EDR Carbondale, LLC	EDR Technology LLC
EDR Cayce Manager, Inc.	East Edge Tuscaloosa LLC
EDR Cayce, LLC	EDR Tucson I, LLC (Inactive)
EDR Charlottesville LLC	EDR Tucson Phase II Limited Partnership (Inactive)
EDR Charlottesville Jefferson LLC	EDR Tucson, Inc. (Inactive)
EDR Charlottesville Wertland LLC	EDR Tucson, LLC (Inactive)
EDR Columbia Limited Partnership	EDR Tuscaloosa LLC
EDR Columbia, Inc.-	EDR Wabash Limited Partnership
EDR Columbia, LLC	EDR Wabash, Inc.
EDR Columbus Limited Partnership	EDR Wabash, LLC
EDR Columbus, Inc.	Education Realty OP GP, Inc.
EDR Columbus, LLC	Education Realty OP Limited Partner Trust
EDR Development LLC	Education Realty Operating Partnership, LP
EDR Employment Resources, LLC	Education Realty Trust, Inc.
EDR Fund GP, Inc.	Education Realty Trust, LLC
EDR Gainesville GP, LLC	Fifth Street MN LLC
EDR Gainesville Limited Partnership	Fort Greene Brooklyn NY LLC
EDR Greensboro, LLC	GM Westberry LLC
EDR Investment Advisor Inc.	Irish Row at Vaness LLC
EDR Investment Fund, LP	Lemon Street Tempe AZ LLC
EDR Knoxville Limited Partnership	Province Kent OH LLC
EDR Knoxville, Inc.	River Place (DE), LLC
EDR Knoxville, LLC	State College Housing LLC
EDR Lawrence Limited Partnership	Stinson at Norman, LLC
EDR Lawrence, Inc.	Suites Lubbock TX LLC
EDR Lawrence, LLC	The Province Greenville NC LP
EDR Lexington I LLC	The Province Greenville NC GP LLC
EDR Lexington II LLC	Retreat at State College, LLC
EDR Lexington III LLC	University Towers Building LLC
EDR Lexington IV LLC	University Towers OP GP, LLC
EDR Lexington V LLC	University Towers Operating Partnership, LP
EDR Lexington VI LLC	University Towers Raleigh, LLC
EDR Limpar, LLC	University Towers Raleigh Services, LLC
EDR Lubbock Limited Partnership (Inactive)	University Village - Greensboro, LLC
EDR Lubbock, Inc. (Inactive)	University Village Towers, LLC
EDR Lubbock, LLC (Inactive)	University Village Towers, LP
EDR Management Inc.	Varsity Ann Arbor Equity Partners, LLC
EDR Manager, LLC	Varsity Ann Arbor MI LLC
EDR Murfreesboro, LLC (Inactive)	WEDR Riverside Investors V, LLC (Inactive)
EDR Norman, LLC (Inactive)	WEDR Riverside Mezz Investor V, Inc. (Inactive)
EDR OP Development LLC	WEDR Stinson Investor V, LLC (Inactive)
EDR Orlando Limited Partnership	West Clayton GA LLC
EDR Orlando, Inc.
EDR Orlando, LLC
EDR Oxford, LLC
EDR Phoenix/Summa West LLC

ANNEX B

SCHEDULE 5.12
UNENCUMBERED POOL
1.    Players Club Tallahassee – Tallahassee, Leon County, FL
2.    The Pointe at South Florida – Tampa, Hillsborough, FL
3.    The Commons at Tallahassee – Tallahassee, Leon County, FL
4.    The Reserve on West 31st – Lawrence, Douglas County, KS
5.    Campus Creek – Oxford, Lafayette County, MS
6.    Grandmarc at the Corner – Charlottesville, Albemarle County, VA*
7.    Wertland Square – Charlottesville, Albemarle County, VA
8.    Jefferson Commons – Charlottesville, Albemarle County, VA
9.    Central Hall – Lexington, Fayette County, KY**
10.    The Lofts Orlando – Orlando, Orange County, FL
11.    Campus Lodge – Gainesville, Alachua County, FL
12.    Reserve at Saluki Pointe – Carbondale County, Jackson, IL
13.    The District on 5th – Tucson, Pima County, AZ
14.    Campus Village – East Lansing, Ingham County, MI*
15.    Province at Kent State – Kent, Portage County, OH
16.    The Province – Greenville, Pitt County, NC
17.    The Berk – Berkeley, Alameda County, CA
18.    University Village Tower – Riverside, Riverside County, CA
19.     The Retreat at State College – State College, Centre County, PA
20.    The Cottages on Lindberg – West Lafayette, Tippecanoe County, IN
21.    2400 Nueces – Austin, Travis County, TX
22.    3949 Lindell – St. Louis, Saint Louis City, MO
23.    University Village on Colvin – Syracuse, Onondaga County, NY**
24.    Carrollton Crossing – Carrollton, Carroll County, GA
25.    The Avenue at Southern – Statesboro, Bulloch County, GA
26.    Campus West – Syracuse, Onondaga County, NY
27.    East Edge – Tuscaloosa, Tuscaloosa County, AL

* denotes Eligible Off Campus Ground Lease
** denotes Eligible Property Lease

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